United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2005

Nature’s Sunshine Products, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 East 1700 South
Provo, Utah 84606
(Address of principal executive offices) (Zip Code)

(801) 342-4300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On October 25, 2005, Nature’s Sunshine Products, Inc. issued a press release regarding its financial results for the three and nine months ended September 30, 2005 and conducted a conference call to discuss such financial results.  A copy of the press release is attached as Exhibit 99.1.

The information contained in this Item 2.02 and the exhibit hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01  Financial Statements and Exhibits.

(c)           The following exhibit is being furnished herewith:

                                                                                                                                                                99.1         Press release issued by Nature’s Sunshine Products, Inc. dated October 25, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 26, 2005

By:

NATURE’S SUNSHINE PRODUCTS, INC.

/s/ Craig D. Huff
Name:	Craig D. Huff
Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

Number	Exhibit

99.1	Press release issued by Nature’s Sunshine Products, Inc. dated October 25, 2005.